SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF THE LISTED FUNDS

DWS GNMA Fund DWS Strategic Government Securities Fund DWS Government & Agency Securities VIP

The following changes are effective on or about April 1, 2014:

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the summary section of each fund’s prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2002.

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

The following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of each fund’s prospectus.

William Chepolis, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2002.

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Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank’s fixed income and foreign exchange portfolios.

■	Head of Sector Fixed Income: New York.

■	BIS, University of Minnesota.

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

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Joined Deutsche Asset & Wealth Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimeSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.

■	Head of Mortgage Backed Security Sector Team: New York.

■	BS in Finance, Albright College; CFA Charterholder.

Please Retain This Supplement for Future Reference

March 28, 2014 PROSTKR-365